Description of Business	12 Months Ended
Dec. 31, 2017
Description of Business [abstract]
Description of Business

Note 1 – Description of Business

Hydrogenics Corporation and its subsidiaries (“Hydrogenics” or the “Corporation” or the “Company”) design, develop and manufacture hydrogen generation products based on water electrolysis technology, and fuel cell products based on proton exchange membrane (“PEM”) technology. The Company has manufacturing plants in Canada and Belgium, a satellite facility in Germany, and a branch office in Russia. Its products are sold throughout the world.

Hydrogenics is incorporated and domiciled in Canada. The address of the Company’s registered head office is 220 Admiral Boulevard, Mississauga, Ontario, Canada.  The Company’s shares trade under the symbol “HYG” on the Toronto Stock Exchange and under the symbol “HYGS” on NASDAQ.